EXHIBIT 10.1

                          P A G A R E
                        PROMISSORY NOTE

  Importe: $			          Amount: U.S. $
  Dolares E.U.A.                  Dollars.

  Por este PAGARE, el             By this PROMISSORY NOTE the
  suscriptor promete              undersigned unconditionally
  incondicionalmente pagar a      promises to pay to the order
  la orden de                     of                     in
       en la ciudad de                      ,        ,
        ,                                            , in the
                   , en la        account number            at
  cuenta numero                   Merrill Lynch the amount of
  que mantiene con Merrill        U.S. $             , in
  Lynch, la cantidad de
                                  four (4) equal annual
         , pagaderos en           installments on the following
  cuatro (4) abonos anuales       expiry dates:
  en las siguientes fechas
  de vencimiento:
                                  Expiry DATE
  Fechas de VENCIMIENTO           Principal AMOUNT
  Cantidad PRINCIPAL
                                  January 1, 1998
  Enero 1 de 1998                 $          U.S. Dlls.
  $           Dls. E.U.A.         January 1, 1999
  Enero 1 de 1999                 $          U.S. Dlls.
  $           Dls. E.U.A.         January 1, 2000
  Enero 1 de 2000                 $          U.S. Dlls.
  $           Dls. E.U.A.         January 1, 2001
  Enero 1 de 2001                 $          U.S. Dlls.
  $           Dls. E.U.A.

  Todos los pagos de la           All payments of principal
  suerte principal seran          shall be made in United
  efectuados en Dolares de        States Dollars, in same day
  los Estados Unidos de           funds free and clear of all
  Norteamerica, en fondos         taxes or other deductions
  pagaderos el mismo dia, y       levied or assessed by any
  libres de toda clase de         domestic or foreign
  impuestos u otras               governmental entity.
  deducciones establecidos
  por cualquier entidad
  gubernamental nacional o
  extranjera.                     The maker may pay in
                                  advance, on any principal
  El suscriptor podra pagar       payment date, totally or
  anticipadamente, total o        partially, the outstanding
  parcialmente, el saldo          balance of this PROMISSORY
  insoluto del presente           NOTE, provided however, that
  PAGARE, en cualquier fecha      the payments in advance of
  de vencimiento de la            principal shall be applied
  suerte principal, en la         to the most remote
  inteligencia de que los         maturities of this
  pagos anticipados de            PROMISSORY NOTE.
  principal seran aplicados
  a los vencimientos mas
  remotos de este PAGARE.

  En caso de incumplimiento       Upon default in the prompt
  en el pago puntual de           payment of any instalment of
  cualquier pago parcial de       principal on this PROMISSORY
  la suma principal de este       NOTE on the relevant
  PAGARE en la fecha de           maturity date, the
  vencimiento relevante, los      moratorium interest accrued
  intereses moratorios            and not paid shall
  devengados y no pagados         immediately become due and
  seran exigibles y               payable.
  pagaderos de inmediato.

  Si alguno de los pagos          If any installment of
  parciales de la suerte          principal is not paid on the
  principal no es cubierto        date it is due, such
  en la fecha en que sea          instalment or instalments
  exigible, dicho pago o          shall bear default interest
  pagos parciales devengaran      each day, from such date or
  diariamente un interes          dates, at a rate of 1% (one
  moratorio, a partir de esa      percent) monthly until its
  fecha o fechas, a una tasa      full payment, calculated on
  igual de 1% (uno por            the basis of a 360 day year
  ciento) mensual hasta su        and actual days elapsed.
  pago total, calculado
  sobre la base de un ano de
  360 dias y de los dias
  realmente transcurridos.

  El suscriptor consiente y       The undersigned consents and
  esta de acuerdo en que el       agrees that the holder
  tenedor podra iniciar           hereof shall be able to
  cualquier juicio, accion o      bring any suit, action or
  procedimiento con respecto      proceeding with respect to
  a este PAGARE en los            this PROMISSORY NOTE in the
  Estados Unidos Mexicanos.       United Mexican States. For
  Para todo lo relativo a la      everything related to the
  interpretacion,                 interpretation of,
  cumplimiento o                  compliance with, or judicial
  requerimiento judicial de       request for payment of the
  las obligaciones                obligations herein
  contraidas conforme a este      undertaken, the undersigned
  PAGARE, el suscriptor se        hereby irrevocably and
  somete irrevocable y            expressly submits, to the
  expresamente, a la              jurisdiction of the
  jurisdiccion de los             competent courts of the City
  tribunales competentes de       of Mexico, Federal District,
  la Ciudad de Mexico,            United Mexican States,
  Distrito Federal, Estados       therefore expressly waiving
  Unidos Mexicanos,               any other jurisdiction it
  renunciando por lo mismo        may be entitled to by reason
  expresamente a cualquier        of its present or future
  otra jurisdiccion a la que      domicile.
  pudiera tener derecho por
  razon de su domicilio
  actual o futuro.

  El presente  PAGARE             This PROMISSORY NOTE shall
  quedara sujeto a y sera         be governed by and construed
  interpretado de                 in accordance with the laws
  conformidad con las leyes       of the City of Mexico,
  de Mexico, Distrito             Federal District.
  Federal.

  En caso de litigio para         In the event a suit is
  obtener el pago de este         brought to enforce payment
  PAGARE y los intereses          of this PROMISSORY NOTE and
  devengados, en su caso, el      accrued interest thereon, if
  suscriptor conviene en          any, the undersigned agrees
  cubrir la cantidad              to pay such additional sum
  adicional por concepto de       for expenses and attorney
  gastos y honorarios             fees as the court may
  legales que los tribunales      adjudge reasonable.
  determinen sea razonable.

  El suscriptor renuncia en       The undersigned hereby
  este acto a toda                waives diligence,
  diligencia, presentacion,       presentment, protest or
  protesto o aviso de falta       notice of non-payment or
  de pago o de rechazo de         dishonor with respect to
  este PAGARE.                    this PROMISSORY NOTE.

  La falta de ejercicio por       Failure by the holder hereof
  parte del tenedor de este       to exercise any of its
  PAGARE de cualquiera de         rights hereunder in any
  los derechos derivados del      instance shall not
  mismo en cualquier              constitute a waiver thereof
  instancia, no constituira       in that or any other
  una renuncia a tales            instance.
  derechos en esa o en
  cualquier otra instancia.

  El suscriptor extiende la       The maker hereby extends the
  epoca de presentacion de        term of presentment of this
  este PAGARE hasta el 1          PROMISSORY NOTE until
  de enero de 2001.               January 1, 2001.

  El presente pagare se           This PROMISSORY NOTE has
  firma, tanto en ingles          been executed in both
  como en espanol, siendo         English and Spanish
  ambas versiones                 versions, both of which
  obligatorias para las           shall bind the parties.
  partes.

             MEXICO, D.F. A  1  DE JULIO   DE 1997.
                    (Lugar y fecha de firma)
                 (Place and date of execution)

                           SUSCRIPTOR
                            (MAKER)
                       TELEREUNION, INC.
                       Domicilio: 4635 Southwest
                       Freeway, Suite 800
                       Houston, Texas, U.S.A.

                       ________________________________
                       Por (By): MANUEL LANDA
                       Cargo (Title): Chief Executive Officer